UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Under §240.14a-12

Cabela’s Incorporated

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Cabela’s Incorporated made the following communication available beginning on June 26, 2017:

W60880 Cabela’s & Bass Pro Shops Merger Update There will be no change in how you earn, save or redeem your CLUB Points CLUB Visa® will continue offering great service from our team in Lincoln, NE THANK YOU FOR YOUR ONGOING LOYALTY TO CABELA’S AND CABELA’S CLUB. CLUB Member, We continue to make progress on the plans we announced last fall to unite Cabela’s and Bass Pro Shops. Bringing these two great brands together remains subject to the receipt of regulatory approvals and other customary closing conditions and both parties will operate independently until such conditions are met. Upon closing of the transaction, Capital One will service the Cabela’s CLUB Visa® card from our primary service center in Lincoln, Nebraska with the same legendary customer service team. We have worked hard to ensure that this process is seamless to you and our plan is to operate the Cabela’s CLUB program with minimal changes and without interruption. You will see no change in how you earn, save or redeem your points. We can commit to you that you will retain your current point balance and continue to earn them the way you do today. We are excited about joining forces with Bass Pro Shops to create a premier retail experience in outdoor sporting goods and are passionate about creating even more amazing benefits for our CLUB Members through this transition. Our CLUB Members are Cabela’s most loyal customers and we are proud that you earned over $240 million in CLUB Points throughout 2016 that can be redeemed for free gear from Cabela’s. Points never expire, so keep saving or redeeming points for the gear you need to access the great outdoors. In addition to continuing to earn points at Cabela’s and everywhere Visa credit cards are accepted, we are excited to bring you some exclusive opportunities in 2017. Check your local U.S. Cabela’s retail store or cabelas.com/cluboffers for special promotions available only to CLUB Members. You can also find our exciting lineup for Signature Outdoor Adventures and Experience events for our Silver and Black tier members at cabelas.com/ SOA or cabelas.com/EXP. Thank you for your ongoing loyalty to Cabela’s and Cabela’s CLUB. We hope 2017 brings you great success in the field, on the water and with every great adventure you pursue. Sincerely, Cabela’s CLUB TOTAL CONFIDENCE. Earn CLUB Points every time you use your Cabela’s CLUB Visa and get the gear you need for all of your outdoor adventures. It’s value that doesn’t expire.* *CLUB Points do not expire for accounts in good standing. Refer to your Cabela’s CLUB Visa Rewards Terms and Conditions for full details. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Cabela’s Incorporated (the “Company”) or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company, Bass Pro Group, LLC (“Bass Pro Group”) and a wholly-owned subsidiary of Bass Pro Group. The proposed merger of the Company is being submitted to the stockholders of the Company for their consideration. In connection therewith, the Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement regarding the proposed merger, which is being mailed to the stockholders of the Company, and other relevant materials. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement regarding the proposed merger and any filings with the SEC that are incorporated by reference in such definitive proxy statement by contacting the Company’s Investor Relations Department at (308) 255-7428. Participants in the Solicitation The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 17, 2016, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement regarding the proposed merger and other relevant materials to be filed with the SEC when they become available.

Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Cabela’s Incorporated (the “Company”) or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company, Bass Pro Group, LLC (“Bass Pro Group”) and a wholly-owned subsidiary of Bass Pro Group. The proposed merger of the Company is being submitted to the stockholders of the Company for their consideration. In connection therewith, the Company has ?led with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement regarding the proposed merger, which is being mailed to the stockholders of the Company, and other relevant materials. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the de?nitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents ?led with the SEC by the Company are available free of charge on the Company’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the de?nitive proxy statement regarding the proposed merger and any ?lings with the SEC that are incorporated by reference in such definitive proxy statement by contacting the Company’s Investor Relations Department at (308) 255-7428. Participants in the Solicitation The Company and its directors, executive of?cers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive of?cers of the Company is set forth in its de?nitive proxy statement for its 2016 Annual Meeting of Stockholders, which was ?led with the SEC on November 17, 2016, and in subsequent documents ?led with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the de?nitive proxy statement regarding the proposed merger and other relevant materials to be ?led with the SEC when they become available.